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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 7, 2001



                                  ASPEON, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                 000-21477             52-1945748
  ------------------------------------------------------------------------------

(STATE OR OTHER JURISDICTION     (COMMISSION FILE       (IRS EMPLOYER
 OF INCORPORATION)                NUMBER)                IDENTIFICATION NO.)


                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

           On March 7, 2001, the registrant issued the press release, attached as Exhibit 99.1, reporting that it had signed an agreement to sell certain assets related to its Philadelphia-based consulting business, Dynamic Technologies, Inc., to Aecio Technology Group, Inc. The purchase price for the assets was $900,000 in cash and the return of 200,000 shares of the registrant's common stock. The registrant also reported that it had terminated discussions for the sale of two of its subsidiaries, Restaurant Consulting Services, Inc. and Monument Software Corporation, due to the inability of the parties to agree on acceptable terms.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

           The following exhibits are filed as a part of this report.

           99.1      Press Release dated March 7, 2001


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      March 8, 2001            ASPEON, INC.


                                    By:     /s/ Richard P. Stack
                                        -------------------------------------
                                         Richard P. Stack
                                         Chief Executive Officer and President



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                                INDEX TO EXHIBITS


Exhibit
Number                         Description
-------                        -----------

99.1                           Press Release dated March 7, 2001